UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 12, 2002


                             Commission File Number
                                    ---------

                                  SOLDNET INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                      Delaware                            03-0390855
         -------------------------------            ----------------------
         (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)            Identification Number)


                               2035 28th Street SE
                         -------------------------------
                             Grand Rapids, MI 49508
                            -------------------------
                    (Address of principal executive offices)


                                 (800) 726-4638
                                 ---------------
                (Registrant's Executive Office Telephone Number)

ITEM 1.  CHANGES IN CONTROL

         On November 19, 2002, SOLDNET INC., (the"Company") consummated an Agreement and Plan of Reorganization (the "Agreement") with Artfest, Inc., ("Artfest") a Delaware Corporation. Pursuant to the terms and conditions of the Agreement, Artfest was issued 19,685,000 shares of restricted Company common stock in exchange for 19,685,000 common shares of Artfest pursuant to a certain Agreement and Plan of Reorganization. The 19,685,000 common shares represent 80% of the issued and outstanding common shares of Artfest. Artfest provides sales, marketing, financial and e-commerce systems to the industries of Arts, Antiques, Collectibles and Luxury Goods. The markets are serviced by artists, dealers, galleries, and manufacturers of reproductions and luxury goods.

         Artfest has identified a niche market to provide a group of highly integrated opportunities to the established network of dealers and artisans. Artfest is targeting the mid-market where items are exchanged with values averaging in excess of $1,000. Other companies operating in that environment such as Ebay have been successful in implementing a flea-market approach and have developed the markets with an average sale in the $35.00 range.

         Artfest is comprised of four divisions: The Artfest Festival Division, The Artfest Merchant Services Division, The Artfest Internet Division, and The Artfest Gallery Division.

         In accordance with the terms and conditions of the Agreement the following Artfest shareholders tendered their certificates representing 19,685,000 common shares of Artfest, in exchange for 19,685,000 shares of Soldnet, Inc..

     Name                                   Number of Shares
----------------------------                ----------------
Dr. Larry Ditto                                 1,000,000
Dr. Scott Hodges                                500,000
Atlas Property Services, LLC                    2,750,000
Joseph Walsh Sr.                                10,000,000
Joseph Walsh Jr.                                250,000
Conrad Selle                                    100,000
Kevin Wright                                    1,100,000
Greg and Jeanine Olescuk                        20,000
Todd Harrison                                   150,000
Keith Barmen                                    15,000
Scott Sheehan                                   10,000
Gerry Harstine                                  450,000
Carlos Seise                                    100,000
Valerie Neblett                                 500,000
Jean Pierre Dutry                               500,000
Dan Pfeiffer                                    150,000
Mike Beroset                                    100,000
Vicky Leung                                     100,000
Michael Gindi                                   500,000
Ron Bogner                                      100,000
Linda Spagnoli                                  100,000
Tony Gibson                                     200,000
Mary Koewers                                    50,000
Kathleen Walsh                                  10,000
Michael Walsh                                   10,000
David Knibbe                                    15,000
Ray Smith                                       50,000
Roger Bergman                                   100,000
Scott Dyke                                      100,000
Bruce Diephouse                                 250,000
Dr. David MaCrae                                250,000
Karen Wright                                    25,000
Gerry Witherell                                 25,000
Alfredo Moreno                                  50,000
Juan Carlos                                     50,000
Stefano Levant                                  5,000

         Pursuant to the Agreement, in consideration of the covenants, representations and warranties set forth in the Agreement and Plan of Reorganization by Soldnet, Judith M. Stahl resigned as officer and director of the Company and Joseph Walsh, Roger Bergman, and Scott Dyk, were appointed as directors to fill the vacancies left by her resignation. Mr. Walsh was also appointed as President, Chairman, and Secretary of the Company.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         See Item 1 above.

ITEM 6.  RESIGNATION OF DIRECTORS

         The Company has accepted the resignations of Judith Stahl from the Company's board of directors and any other positions held within the Company. She did not deliver a resignation letter to the Company. To the Company's knowledge, she has not reported any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         The vacancy on the board of directors created by the resignation of Judith Stahl was filled by Joseph Walsh, Roger Bergman, and Scott Dyk, in accordance with the Company's bylaws and the laws of the state of Delaware.

         The board of directors appointed Joseph Walsh to serve as the President, Chairman, and Secretary of the Company.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

         Financial Statements
         --------------------

         No financial statements are filed herewith. The Company shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

       Exhibits
       --------

         2.1 Agreement and Plan of Reorganization between Soldnet Inc., and Artfest Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOLDNET INC.



Date: November 19, 2002                 By: /s/ Joseph Walsh
                                        ------------------------------
                                        Joseph Walsh, President